UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

SURGICAL CARE AFFILIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36154	20-8740447
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

520 Lake Cook Road, Suite 250

Deerfield, IL 60015

(Address of principal executive offices and Zip Code)

(847) 236-0921

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CER 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.l4a–12)

☐	Pre–commencement communications pursuant to Rule 1 4d–2(b) under the Exchange Act (17 CFR 240. 14d–2(b))

☐	Pre–commencement communications pursuant to Rule 1 3e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Current Report on Form 8-K is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) dated December 31, 2013 and filed with the Securities and Exchange Commission on January 7, 2014 by Surgical Care Affiliates, Inc. (“SCA”) to provide the financial information referred to in Item 9.01(a) and (b) below relating to the SCA’s acquisition on December 31, 2013 of 51% of the membership interest of East Brunswick Surgery Center, LLC, an ambulatory surgery center in East Brunswick, New Jersey (the “Center”). SCA hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information and related exhibits.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited balance sheet of the Center as of December 31, 2012, and the related statements of operations, changes in members’ equity and cash flows of the Center for the period then ended, the notes thereto and the independent auditors’ report thereon of PricewaterhouseCoopers LLP are filed as Exhibit 99.1 to this report and incorporated herein by reference.

The unaudited balance sheets of the Center as of September 30, 2013 and December 31, 2012, and the statements of operations, changes in members’ equity and cash flows of the Center for the nine-months ended September 30, 2013 and 2012, and the notes thereto are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations of SCA for the year ended December 31, 2012, unaudited pro forma condensed combined statement of operations of SCA for the nine-months ended September 30, 2013, unaudited pro forma condensed combined balance sheet of SCA as of September 30, 2013, and the notes thereto are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited balance sheet of East Brunswick Surgery Center, LLC as of December 31, 2012, and the related statements of operations, changes in members’ equity and cash flows for the period then ended, the notes thereto and the independent auditors’ report thereon of PricewaterhouseCoopers LLP.

99.2	Unaudited balance sheets of East Brunswick Surgery Center, LLC as of September 30, 2013 and December 31, 2012, and the statements of operations, changes in members’ equity and cash flows for the nine-months ended September 30, 2013 and 2012, and the notes thereto.

99.3	Unaudited pro forma condensed combined statement of operations of SCA for the year ended December 31, 2012, unaudited pro forma condensed combined statement of operations of SCA for the nine-months ended September 30, 2013, unaudited pro forma condensed combined balance sheet of SCA as of September 30, 2013, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SURGICAL CARE AFFILIATES, INC.

Date: March 19, 2014	/s/ Peter Clemens
Peter Clemens Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited balance sheet of East Brunswick Surgery Center, LLC as of December 31, 2012, and the related statements of operations, changes in members’ equity and cash flows for the period then ended, the notes thereto and the independent auditors’ report thereon of PricewaterhouseCoopers LLP.

99.2	Unaudited balance sheets of East Brunswick Surgery Center, LLC as of September 30, 2013 and December 31, 2012, and the statements of operations, changes in members’ equity and cash flows for the nine-months ended September 30, 2013 and 2012, and the notes thereto.

99.3	Unaudited pro forma condensed combined statement of operations of SCA for the year ended December 31, 2012, unaudited pro forma condensed combined statement of operations of SCA for the nine-months ended September 30, 2013, unaudited pro forma condensed combined balance sheet of SCA as of September 30, 2013, and the notes thereto.